IZEA, Inc.
SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of ________, 2013, by and between IZEA, Inc., a Nevada corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each, an “Investor” and, collectively, the “Investors”).
WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, a maximum of two hundred (200) units (“Units”), with each unit consisting of (i) one hundred thousand (100,000) shares of common stock (“Shares”), par value $0.0001 per share, of the Company (the “Common Stock”), (ii) a detachable five (5) year warrant (the “First Warrant”) to purchase fifty thousand (50,000) shares of Common Stock (“First Warrant Shares”) at an exercise price of $0.25 per share (subject to adjustment), and (iii) a detachable five (5) year warrant (the “Second Warrant,” and together with the First Warrant, the “Warrants”) to purchase fifty thousand (50,000) shares of Common Stock (“Second Warrant Shares,” and together with the First Warrant Shares, the “Warrant Shares”) at an exercise price of $0.50 per share (subject to adjustment), in a private placement to selected accredited investors (the “Private Placement”), at a price of Twenty-Five Thousand Dollars ($25,000) per Unit, pursuant to the terms of the Company's Confidential Private Placement Memorandum dated May 31, 2013, as it may be amended or supplemented from time to time (the “Private Placement Memorandum”);
WHEREAS, the Shares, the Warrants and the Warrant Shares issued and issuable pursuant to this Agreement are collectively referred to herein as the “Securities”; and
WHEREAS, in connection with the Investors' purchase of the Units, the Investors will be subject to certain restrictions on the transfer of the Securities, all as more fully set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Units set forth herein.

1.	Definitions.
For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.
“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means, with respect to any specified Person, (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual's spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Blue Sky Application” as defined in Section 5.4.

“Business Day” means any day on which banks located in New York City are not required or authorized by law to remain closed.

“Closing” and “Closing Date” as defined in Section 2.2(c).

“Common Stock” as defined in the recitals above.
“Company Financial Statements” as defined in Section 4.5.

“Company's knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.
“Cut-back Shares” as defined in Section 5.1(c).

“First Closing” and “First Closing Date” as defined in Section 2.2(a).

“First Warrant” as defined in the recitals above.

“First Warrant Shares” as defined in the recitals above.

“Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Other Registrable Securities” as defined in Section 5.1(c).

“Person” means an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.
“Private Placement Memorandum” as defined in the recitals above.
“Purchase Price” means $25,000 per Unit.
“Registrable Securities” means the Shares, the Warrant Shares and any shares issuable upon exercise of any warrants issued to registered broker-dealers and their affiliates as compensation in connection with the transactions contemplated hereby; provided, that a security shall cease to be a Registrable Security upon (A) sale thereof pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the holder thereof without any restriction pursuant to Rule 144.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Regulation D” as defined in Section 3.7.

“Regulation S” as defined in Section 6.1(i)(E).

“Rule 144” as defined in Section 6.1(i)(C).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” as defined in Section 4.5.

“SEC Restrictions” as defined in Section 5.1(c).

“Second Warrant” as defined in the recitals above.

“Second Warrant Shares” as defined in the recitals above.

“Securities” as defined in the recitals above.

“Shares” as defined in the recitals above.

“Subsequent Closing” and “Subsequent Closing Date” as defined in Section 2.2(b).

“Subsidiaries” means any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

“Transaction Documents” means this Agreement and the Warrants.

“Transfer” means any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the foregoing.

“Warrant Shares” as defined in the recitals above.

“Warrants” as defined in the recitals above.

2.	Sale and Purchase of Units.
2.1.    Subscription for Units by Investors. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, Units in the respective amounts set forth on the signature pages attached hereto in exchange for the applicable Purchase Price therefor.
2.2    Closings.
(a)    First Closing. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company on the First Closing Date, the number of Units set forth on such Investor's signature page attached hereto, which will be reflected opposite such Investor's name on Exhibit A-1 (the “First Closing”). The date of the First Closing is hereinafter referred to as the “First Closing Date.” Anything elsewhere contained in this Agreement to the contrary notwithstanding, neither the First Closing nor any Subsequent Closing shall occur unless the First Closing is with respect to Units having an aggregate Purchase Price of $2,000,000 or more.
(b)    Subsequent Closing(s). Subject to the terms and conditions of this Agreement, following the First Closing, the Company shall issue and sell to each Investor listed on the Subsequent Closing Schedule of Investors, and each such Investor shall, severally and not jointly, purchase from the Company on such Subsequent Closing Date the number of Units set forth on such Investor's signature page attached hereto, which will be reflected opposite such Investor's name on Exhibit A-2 (a “Subsequent Closing”). There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place within the time periods set forth in the Private Placement Memorandum. The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, the total number of Units issuable hereunder at all Closings shall not exceed two hundred (200) Units.

(c)    Closing. The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing.” The First Closing Date and any Subsequent Closing Dates are each sometimes referred to herein as a “Closing Date.” All Closings shall occur within the time periods set forth in the Private Placement Memorandum at the offices of Greenberg Traurig, LLP, counsel to the Company, at The MetLife Building, 200 Park Avenue, 15th Floor, New York, New York 10166, or remotely via the exchange of documents and signatures.
2.3.    Closing Deliveries. At each Closing, the Company shall deliver to each Investor, against delivery by the Investor of the applicable Purchase Price (as provided below), duly issued certificates representing the Shares and the Warrants purchased and paid for by the Investor. At each Closing, each Investor shall deliver or cause to be delivered to the Company the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars via bank, certified or personal check which has cleared prior to the applicable Closing Date or in immediately available funds, by wire transfer to the following escrow account:
Signature Bank as Escrow Agent for IZEA, Inc.
ABA Number:    026013576
Account Number:  __________

3.	Representations, Warranties and Acknowledgments of the Investors.

Each Investor severally and not jointly represents and warrants to the Company solely as to such Investor that:

3.1    Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

3.2    Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

3.3.    Investment Experience. Such Investor acknowledges that the purchase of the Shares and the Warrants is a speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.4    Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement. Such Investor acknowledges that it has received and reviewed the Private Placement Memorandum describing the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Documents, either in hard copy or electronically through the SEC's EDGAR system.

3.5    Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

3.6    Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a)    “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b)    If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

3.7    Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act (“Regulation D”).

3.8    No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

3.9    Brokers and Finders. Such Investor will not have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4.	Representations and Warranties of the Company.
The Company represents, warrants and covenants to the Investors that:
4.1.    Organization; Execution, Delivery and Performance.
(a)    The Company and each of its Subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.
(b)    (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Shares and the Warrants, and the issuance and reservation for issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and by general principles of equity that restrict the availability of equitable or legal remedies.
4.2.    Shares and Warrants Duly Authorized. The Shares to be issued to each such Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The Warrant Shares will be duly authorized and reserved for future issuance and, upon exercise of the Warrants in accordance with their respective terms, will be duly and validly issued, fully paid and nonassessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.
4.3    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares) will not: (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of the Company, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except as set forth in the SEC Documents, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the 1933 Act, the 1934 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Shares and the Warrants and to issue the Warrant Shares upon exercise of the Warrants. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof or will be obtained or effected in a timely manner following the Closing Date.
4.4.    Capitalization.

(a)    As of May 29, 2013, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which 7,275,526 shares are issued and outstanding, 3,259,392 shares are reserved for issuance pursuant to stock options granted under the Company's 2011 Equity Incentive Plans and 182,027 shares are reserved for issuance pursuant to warrants to purchase Common Stock; and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share, of which 5 shares of Series A Convertible Preferred Stock are issued and outstanding and are convertible into 3,788 shares of Common Stock. Except as described above, in the Private Placement Memorandum or in the SEC Documents, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except for the registration rights provisions contained herein) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares, the Warrants or the Warrant Shares. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Lien imposed through the actions or failure to act of the Company.

4.5.    SEC Information.

(a)    The Company has timely filed (subject to Form 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing and all other documents filed by the Company with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being herein referred to as the “SEC Documents”). The SEC Documents have been made available to the Investors via the SEC's EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Company Financial Statements, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2013, (ii) short-term promissory notes issued to Brian W. Brady, and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(b)    The shares of Common Stock are currently quoted on the OTCQB marketplace. The Company has not received notice (written or oral) from the Financial Industry Regulatory Authority to the effect that the Company is not in compliance with the continued listing and maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.6    Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since March 31, 2013, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations which would not have a Material Adverse Effect.

4.7    Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

4.8    Labor Relations.  The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations.  The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

4.9    Transactions With Affiliates and Employees.  None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or employee or, to the knowledge of the Company, any entity in which any officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

4.10    No Material Changes.

(a)    Since March 31, 2013, except as set forth in the SEC Documents, there has not been:

(i)    Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii)    Any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

(iii)    Any incurrence of any material liability outside of the ordinary course of business, other than short-term promissory notes issued to Brian W. Brady.

4.11    No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the 1933 Act, with respect to any of the Securities being offered hereby.

4.12    No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

4.13    No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.14    Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

4.15    Disclosure. All information relating to or concerning the Company or any of its Subsidiaries, officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company's internal financial accounting controls and procedures): (i) set forth in this Agreement and/or (ii) as disclosed in any SEC Document or exhibit or certification thereto is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

4.16    Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).

5.    Registration Rights.

5.1.    Demand Registration.
(a)    The Company shall use its commercially reasonable efforts to file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Shares and the Warrant Shares (to the extent not otherwise then freely-tradeable, the “Registrable Securities”) on or around, but no later than, four (4) months after the final Closing Date, and use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable after the initial filing, but in any event not later than six (6) months after the final Closing Date. In addition, the Company agrees to use its commercially reasonable efforts to respond to any SEC comments or questions regarding the Registration Statement on or prior to the date which is 20 business days from the date such comments or questions are received, but in any event not later than 30 business days from the date such comments or questions are received. The Company will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until the earlier of (i) 12 months after the date such Registration Statement is declared effective by the SEC, or (ii) the date on which all of the Registrable Securities included in such Registration Statement have been sold; provided, however, that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event (as defined below), no Investor shall offer or sell any of the Registrable Securities, or engage in any other transaction involving or relating to the Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Investors that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the rights of the Investors pursuant to this Section 5.1(a) for more than 60 days in the aggregate. “Potential Material Event” means the possession by the Company of material information regarding a potential transaction not ripe for disclosure in a registration statement, which shall be evidenced by a determination in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company.

(b)    The Company shall notify the Investors at any time when a prospectus relating to the Registration Statement is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of any Investor, the Company shall also prepare, file and furnish to the Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Investor agrees not to offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.
(c)    Notwithstanding the registration obligations set forth in this Section 5.1, if at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act, the Company shall use its commercially reasonable efforts to advocate with the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company's commercially reasonable efforts and compliance with the terms of this Section 5.1(c), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities and other securities (“Other Registrable Securities”) that were included in the initial Registration Statement filing (“Cut-back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company's compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). Any cut-back imposed on the Investors pursuant to this Section 5.1(c) shall be allocated among the Investors and the holders of Other Registrable Securities on ratable basis in proportion to the number of Registrable Securities and Other Registrable Securities held by such Investors and holders. From and after the date on which the Company is able to effectuate registration of such Cut-back Shares in accordance with any SEC Restriction, all of the provisions of this Section 5 shall again be applicable to such Cut-back Shares (subject to extension of the filing and effectiveness timeframes contemplated in Section 5.1(a), corresponding to the period during which such Cut-back Shares could not be registered).
5.2.    Investor Information. The Company may request each Investor to furnish the Company such information with respect to such Investor and such Investor's proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and each Investor agrees promptly to furnish the Company with such information.
5.3.    Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, and (iv) fees and disbursements of counsel and independent registered public accountants for the Company.
5.4.    Indemnification.
(a)    Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees), joint or several, to which any such Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf, and will reimburse such Investor, and each such officer, director or member and each such controlling person, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or prospectus.
(b)    Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorneys' fees) arising out of or based upon any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 5.4 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which such Person seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed within a reasonable period of time to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party or (c) in the reasonable judgment of any indemnified party, based upon written advice of its counsel, a conflict of interest exists between the indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of the indemnified party); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
(d)    Contribution. If for any reason the indemnification provided for in the preceding Sections 5.4(a) and 5.4(b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5.4 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
5.5.    Cooperation by Investor. Each Investor shall furnish to the Company or the underwriter(s) (if any) in respect of the offering pursuant to the subject Registration Statement, as applicable, such information regarding the Investor and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 5. Each Investor shall cooperate as reasonably requested by the Company in connection with the preparation of the Registration Statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such Registration Statement, shall provide to the Company, in writing, for use in the Registration Statement, all such information regarding the Investor and its plan of distribution of the Shares and/or Warrant Shares included in such registration as may be reasonably necessary to enable the Company to prepare such Registration Statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.
6.    Transfer Restrictions.
6.1.    Transfer or Resale. Each Investor understands that:

(i)    Except as provided in the registration rights provisions set forth above, the sale or resale of all or any portion or component of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and that all or any portion or component of the Securities may not be transferred unless:

(A)    the Securities are sold pursuant to an effective registration statement under the 1933 Act;

(B)    the subject Investor shall have delivered to the Company, at the cost of the Investor, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(C)    the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 6.1 and who is an accredited investor as defined in Rule 501(a) of Regulation D;

(D)    the Securities are sold pursuant to Rule 144; or

(E)    the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”);

and, in each case, the subject Investor shall have delivered to the Company, at the cost of the Investors, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

6.2    Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for any Warrant Shares in such amounts as specified from time to time by each Investor to the Company upon exercise of the Warrants in accordance with the respective terms thereof (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Warrant Shares under the 1933 Act or the date on which the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 3.6(a) of this Agreement. Nothing in this Section 6.2 shall affect in any way any Investor's obligations and agreement set forth in Section 6.1 to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the subject Investor, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.2, that the subject Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.
7.    Conditions to Closing of the Investors.

The obligations of each Investor to effect the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the subject Closing Date of the conditions listed below.
7.1.    Representations and Warranties. The representations and warranties made by the Company in Section 4 shall be true and correct in all material respects at the time of the subject Closing as if made on and as of such date.
7.2.    Corporate Proceedings. All corporate and other proceedings required to be undertaken by the Company in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the subject Investor.
7.3    Minimum Offering. With respect to the First Closing, the Company shall be issuing Units having an aggregate Purchase Price of $2,000,000 or more.
8.    Conditions to Closing of the Company.
The obligations of the Company to effect with any Investor the transactions contemplated by this Agreement are subject to the fulfillment at or prior to each Closing Date of the conditions listed below.
8.1.    Representations and Warranties. The representations and warranties made by the subject Investor in Section 3 shall be true and correct in all material respects at the time of the subject Closing as if made on and as of such date.
8.2.    Corporate Proceedings. All corporate and other proceedings required to be undertaken by the subject Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.
9.    Covenants of the Company.
9.1    Net Proceeds. The net proceeds from the issuance of the Units will be used in a manner consistent with the plan described in “Use of Proceeds” in the Private Placement Memorandum.
9.2    Form 8-K; Press Release. On or before 9:30 a.m., New York time, on the second Business Day after the date of the First Closing, the Company shall file a Current Report on Form 8‑K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement and the forms of the Warrants).  The Company shall, on or before 9:30 a.m., New York time, on the second Business Day after the date of each Further Closing, issue a press release reasonably acceptable to the subject Investors disclosing any additional relevant information in connection with such Further Closing.

9.3    Limitation on Exercise.  Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by any Investor upon any exercise of Warrants shall be limited to the extent necessary to insure that, following such exercise, the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Investor's for purposes of Section 13(d) of the 1934 Act, does not exceed 9.99% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, “beneficial ownership” shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.  The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.  By written notice to the Company, the subject Investor may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company.
9.4    Management Stock Awards. The Investors acknowledge that the Company contemplates grants of restricted stock units and/or stock options to purchase shares of Common Stock to officers, directors, employees and consultants of the Company following the First Closing, of up to an aggregate of 12,000,000 shares of Common Stock, representing approximately 20% of the Company's fully-diluted shares of Common Stock (assuming and giving pro forma effect to the issuance of up to 200 Units hereunder). By executing this Agreement, the Investor is appointing Edward H. Murphy, the Company's Chairman of the Board, President and Chief Executive Officer, as its proxy to vote and/or give written consent with respect to the increase in the number of shares of Common Stock subject to the Company's 2011 Equity Incentive Plan by up to an aggregate of 12,000,000 shares of Common Stock.

10.    Miscellaneous.
10.1.    Notices. All notices, requests, demands and other communications provided under or in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender's transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.
The Company:

IZEA, Inc.
1000 Legion Place, Suite 1600
Orlando, Florida 32801
Telephone: (407) 674-6911
Facsimile: (407) 264-8489
Attention: Mr. Edward H. (Ted) Murphy,
           Chairman of the Board,
                 President and Chief Executive
                 Officer
With a copy to:	Greenberg Traurig, LLP MetLife Building 200 Park Avenue New York, New York 10166 Telephone: (212) 801-9200 Facsimile: (212) 801-6400 Attention: Spencer G. Feldman, Esq.

The Investors:
As per the contact information provided on the signature pages hereof.
10.2    Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.
10.3    Indemnification.
(a)    The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened, and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.
(b)    Promptly after receipt by any Investor (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 10.3, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all related fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has agreed in writing to the retention of such counsel and to pay the fees and expenses of such counsel, or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

10.4.    Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

10.5    Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

10.6.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 6.1 hereof, any Investor may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from an Investor or to any of its “affiliates,” as that term is defined under the 1934 Act.

10.7.    Publicity. The Company shall be entitled, without the prior approval of the Investors, to make any press release or SEC or other regulatory filings with respect to these transactions as is required by applicable law and regulations.
10.8.    Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any Persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
10.9.    Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority-in-interest of the Investors (based on the number of Units purchased hereunder).
10.10.    Applicable Law; Disputes. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the conflict of law provisions thereof, and the parties hereto irrevocably submit to the exclusive jurisdiction of the United States District Court for the Middle District of Florida, or, if jurisdiction in such court is lacking, the state court of the State of Florida, County of Orange, in respect of any dispute or matter arising out of or connected with this Agreement.
10.11.    Further Assurances; Legal Expenses. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
10.12.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or electronic (PDF) signature, which shall be deemed an original.
10.13    Independent Nature of Investors. The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other Transaction Document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.
[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

IZEA, INC.

By:
_______________________________ Edward H. (Ted) Murphy Chairman of the Board, President and Chief Executive Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A
Securities Purchase Agreement
Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of __________, 2013 (the “Agreement”), between the undersigned, IZEA, Inc., a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the Units of the Company as set forth below, hereby agrees to purchase such Units from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. In addition, the undersigned hereby appoints Edward H. (Ted) Murphy, with full power of substitution, as the undersigned's proxy to vote and/or give written consent with respect to the increase in the number of shares of Common Stock subject to the Company's 2011 Equity Incentive Plan by up to an aggregate of 12,000,000 shares, in accordance with Section 9.4 of the Agreement.

Name of Investor:

___________________________________________________